Exhibit 99.1

Kulicke & Soffa Industries Inc. 1005 Virginia Drive Fort Washington, PA 19034 USA
215-784-6000 phone 215-659-7588 fax www.kns.com

Kulicke & Soffa Industries, Inc. Reports Results for its Third Fiscal Quarter 2010

Fort Washington, PA – August 4, 2010 – Kulicke & Soffa Industries, Inc. (NASDAQ: KLIC) (“K&S” or the “Company”) today announced results for its third fiscal quarter ended July 3, 2010. This press release contains both GAAP results and non-GAAP measures.

For its third fiscal quarter of 2010, the Company reported net revenue of $221.3 million and net income of $49.1 million, or $0.65 per diluted share.  On a non-GAAP basis* for its third quarter, the Company reported net income of $55.6 million, or $0.74 per diluted share.

Quarterly GAAP Results
	Fiscal Q3 2010	Change vs. Fiscal Q3 2009**	Change vs. Fiscal Q2 2010**
Net Revenue	$221.3 million	325%	44%
Gross Profit	$99.2 million	404%	46%
Gross Margin	44.8%	706 basis points	77 basis points
Income from Operations	$50.1 million	N/M ***	115%
Operating Margin	22.6%	5,043 basis points	746 basis points
Net Income	$49.1 million	N/M ***	132%
Net Margin	22.2%	5,149 basis points	843 basis points
EPS – Diluted	$0.65	N/M ***	132%

Quarterly Non-GAAP Measures*
	Fiscal Q3 2010	Change vs. Fiscal Q3 2009**	Change vs. Fiscal Q2 2010**
Gross Profit	$99.2 million	403%	46%
Gross Margin	44.8%	700 basis points	76 basis points
Income from Operations	$55.1 million	N/M ***	98%
Operating Margin	24.9%	4,756 basis points	681 basis points
Net Income	$55.6 million	N/M ***	104%
Net Margin	25.1%	4,821 basis points	746 basis points
EPS – Diluted	$0.74	N/M ***	106%
* Non-GAAP measures exclude: equity-based compensation; amortization of intangibles; restructuring; Switzerland pension plan curtailment; non-cash interest expense; net tax settlement expense (benefit) and other tax adjustments; and related tax effects on non-GAAP adjustments (see reconciliations of GAAP results to Non-GAAP measures in the following financial schedules).
** As adjusted for ASC No. 470.20, Debt, Debt With Conversion Options.
*** Not meaningful as comparable period was a loss.

Commenting on the results, Scott Kulicke, Chief Executive Officer, said, “In the June quarter our operations team did a terrific job ramping up production in response to the unprecedented customer demand we are currently experiencing.  As a result, we were able to beat our revenue guidance, deliver strong financial performance and demonstrate the strength of our business model.

“Our equipment business grew almost 50% over the March quarter, driven by continued demand from both IDM and subcontractor customers, and across all application spaces.  Especially noteworthy were ball bonder shipments for LED applications, which almost doubled over the March quarter, and heavy wire wedge bonder shipments which were up about 50% over the March quarter.  We’re also starting to see increasing demand from the memory segment.  Lastly, the industry’s transition to copper continues to be a strong driver of demand, and of our rising market share.

“Last month we commented that we had seen some volatility in our order book as one of our customers had pushed out some deliveries originally scheduled for the September quarter.  I’m happy to report that that customer quickly reversed course and pulled some of those machines back into the quarter and that, as we predicted, we easily sold the rest of those delivery slots to other customers eager for capacity.

“We believe it is important for investors to understand that some volatility in our order book is normal, and does not detract from our confidence, based on orders already in hand, for both the September and December quarters.  We expect September quarter revenue to be in the $250 million to $260 million range, and, while it is too early to provide December quarter guidance, we can say that we expect that quarter’s revenue to be about comparable to September.

“Finally, let me point out that 2010’s profitability and cash generation is allowing us to make significant improvements to our capital structure.  When coupled with ball bonder market share expansion, continued penetration into the LED market, ongoing strength in the wedge bonder market and initial orders for our iStack die bonder, K&S has a solid foundation for ongoing success.”

Key Product Trends

•	Ball bonder units and revenue were up approximately 50% over the March quarter.
o	Continued strong demand for the K&S copper solution; ball bonders configured for copper remain at approximately 60% of all ball bonder shipments.
o	LED ball bonder shipments almost doubled over March quarter levels.
•	Heavy wire wedge bonder demand continued to increase, with sales approximately 50% over the March quarter; further incremental demand is anticipated through the September quarter.
•	Our recently launched die bonder product continues to gain customer acceptance.

Financial Highlights

•	Revenue increased 44% sequentially, exceeding previous guidance by $16.3 million.
•	GAAP operating margin was 22.6%, or 24.9% on a non-GAAP basis.
•	GAAP net income was $49.1 million, up $27.9 million from the previous quarter.
•	GAAP diluted EPS was $0.65, up $0.37 from the previous quarter.
•	Continuing operations generated $27.7 million of net cash.
•	Completed redemption of $49.0 million in Convertible Subordinated Notes due June 30, 2010 using cash on hand.
•	Net revenue for the September quarter is expected to be in the $250 million to $260 million range, revenue of this magnitude is anticipated to follow in December.

Earnings Conference Call Details

A conference call to discuss these results will be held tomorrow, August 5, 2010 beginning at 9:00 am (ET). To access the conference call, interested parties may call (877) 407-8037 or (201) 689-8037, or log on to www.kns.com/investors/events for listen-only mode. A replay will be available approximately one hour after the completion of the call by calling toll-free (877) 660-6853 or internationally (201) 612-7415 and using the following replay access codes: 5521 (account number) and 353660 (replay ID number). A replay will also be available on the K&S website at www.kns.com/investors/events. The replay will be available via phone and website for a limited time.

Discussion of Non-GAAP Measures

This press release contains non-GAAP measures as a supplement to the consolidated financial results presented in accordance with GAAP. The Company believes certain non-GAAP measures provide investors with an additional, useful perspective on the Company’s performance as seen through the eyes of management.  Management uses non-GAAP measures along with GAAP financial results for: analyzing the performance of the Company’s businesses; strategic and tactical decision making; and determining compensation. The Company does not consider non-GAAP measures to be a substitute for, or superior to, financial results presented in accordance with GAAP. All of the non-GAAP measures included herein are reconciled to the most directly comparable GAAP results in the following financial statements. These non-GAAP measures may be calculated differently from non-GAAP measures used by other companies. In addition, these non-GAAP measures are not based on a comprehensive set of accounting rules or principles and some of the adjustments reflect the exclusion of items that are recurring and will be reflected in the Company’s GAAP financial results for the foreseeable future.

Exclusions from GAAP Results
The Company excludes the following from its GAAP results in presenting non-GAAP measures:

- Equity-based compensation expenses The Company recognizes the fair value of its equity-based compensation in expense. Equity-based compensation consists of common stock, stock options and performance-based, market-based and time-based restricted stock granted under the Company’s equity compensation plans. Equity-based compensation is a non-cash expense that can vary significantly in amount from period to period.

- Other  The exclusion of certain other non-GAAP amounts allows for improved comparisons of the Company’s results to both prior periods and other companies. The Company excludes the following other items from non-GAAP measures as these items are not reflective of the performance of the Company’s ongoing businesses:

•	Amortization of intangibles
•	Restructuring
•	Impairment of goodwill
•	Switzerland pension plan curtailment
•	Gain on extinguishment of debt
•	Non-cash interest expense
•	Net tax settlement expense (benefit) and other tax adjustments

- Tax Adjustment  Non-GAAP measures are tax adjusted using the GAAP tax rate associated with each quarterly period. The tax rate is calculated by dividing each quarter’s GAAP tax expense (benefit), adjusted for discrete quarterly items, by the GAAP operating income (loss) for that quarter. Non-GAAP year-to-date measures are calculated by summing the associated quarterly non-GAAP measures, without further tax adjustments.

Non-GAAP Measures

The specific non-GAAP measures included herein are gross profit, gross margin, net income (loss), net margin, and earnings per share (“EPS”). The Company calculates these measures as follows:

--Adjusted Gross Profit and Adjusted Gross Margin  K&S non-GAAP adjusted gross profit and adjusted gross margin exclude the effect of equity-based compensation expense recorded within cost of sales.

--Adjusted Net Income (Loss), Adjusted Net Margin and Adjusted EPS  K&S non-GAAP adjusted net income (loss) and adjusted EPS exclude equity-based compensation; amortization of intangibles; restructuring; impairment of goodwill; Switzerland pension curtailment plan; gain on extinguishment of debt; non-cash interest expense; net tax settlement expense (benefit) and other tax adjustments; and related tax effects on non-GAAP adjustments.

About Kulicke & Soffa

Kulicke & Soffa (NASDAQ: KLIC) is a global leader in the design and manufacture of semiconductor and LED assembly equipment. As a pioneer in this industry, K&S has provided customers with market leading packaging solutions for decades. In recent years, K&S has expanded its product offerings through strategic acquisitions, adding die and wedge bonders and a broader range of expendable tools to its core ball bonding products. Combined with its extensive expertise in process technology, K&S is well positioned to help customers meet the challenges of assembling the next-generation semiconductor and LED devices. (www.kns.com)

Caution Concerning Forward Looking Statements

In addition to historical statements, this press release contains statements relating to future events and our future results. These statements are “forward-looking” statements within the meaning of the Private Securities Litigation Reform Act of 1995, and include, but are not limited to, statements that relate to increasing, continuing or strengthening demand for our products, and our future growth, revenue, profitability and cash flow. While these forward-looking statements represent our judgments and future expectations concerning our business, a number of risks, uncertainties and other important factors could cause actual developments and results to differ materially from our expectations. These factors include, but are not limited to: the risk that customer orders already received may be postponed or canceled, generally without charges; the risk that anticipated customer orders may not materialize; the risk that our suppliers may not be able to meet our demands on a timely basis during periods of historically high demand for our products; the volatility in the demand for semiconductors and our products and services; volatile global economic conditions, which could result in, among other things, sharply lower demand for products containing semiconductors and for the Company’s products, and disruption of capital and credit markets; the risk of failure to successfully manage our operations;  acts of terrorism and violence;  risks, such as changes in trade regulations, currency fluctuations, political instability and war, associated with a substantial foreign customer and supplier base and substantial foreign manufacturing operations;  and the factors listed or discussed in Kulicke and Soffa Industries, Inc. 2009 Annual Report on Form 10-K and our other filings with the Securities and Exchange Commission. Kulicke & Soffa Industries, Inc is under no obligation to (and expressly disclaims any obligation to) update or alter its forward-looking statements whether as a result of new information, future events or otherwise.

Contacts:
Kulicke & Soffa Industries, Inc.
Joseph Elgindy
Investor Relations
P: (215) 784-7518
F: (215) 784-6180
jelgindy@kns.com

Headgate Partners LLC
Claire E. McAdams
P: (530) 265-9899
F: (530) 265-9699
claire@headgatepartners.com

#   #   #

KULICKE & SOFFA INDUSTRIES, INC.
CONSOLIDATED STATEMENTS OF OPERATIONS
(In thousands, except per share and employee data)
(Unaudited)

	Three months ended		Nine months ended
	June 27,	July 3,	June 27,	July 3,
	2009 *	2010	2009 *	2010

Net revenue:
Equipment	$37,544	$202,185	$78,180	$450,135
Expendable Tools	14,532	19,069	36,544	53,372
Total net revenue	52,076	221,254	114,724	503,507

Cost of sales:
Equipment	25,612	114,169	54,833	258,780
Expendable Tools	6,795	7,901	18,249	21,398
Total cost of sales	32,407	122,070	73,082	280,178

Gross profit:
Equipment	11,932	88,016	23,347	191,355
Expendable Tools	7,737	11,168	18,295	31,974
Total gross profit	19,669	99,184	41,642	223,329

Operating expenses:
Selling, general and administrative	18,537	31,015	61,534	81,332
Research and development	12,264	14,686	40,922	41,827
Amortization of intangible assets	2,783	2,386	8,311	7,160
Restructuring	567	1,045	9,730	1,650
Impairment of goodwill	-	-	2,709	-
Total operating expenses	34,151	49,132	123,206	131,969

Income (loss) from operations:
Equipment	(16,861)	46,768	(81,869)	81,809
Expendable Tools	2,379	3,284	305	9,551
Total income (loss) from operations	(14,482)	50,052	(81,564)	91,360

Other income (expense):
Interest income	75	104	1,022	290
Interest expense	(363)	(385)	(1,196)	(1,106)
Interest expense: non-cash	(1,648)	(1,768)	(4,918)	(5,235)
Gain on extinguishment of debt	-	-	3,965	-

Income (loss) from continuing operations, before tax	(16,418)	48,003	(82,691)	85,309

Benefit for income taxes	(1,156)	(1,080)	(13,314)	(772)

Income (loss) from continuing operations, net of tax	(15,262)	49,083	(69,377)	86,081

Income from discontinued operations, net of tax	-	-	22,727	-

Net income (loss)	$(15,262)	$49,083	$(46,650)	$86,081

Income (loss) per share from continuing operations:
Basic	$(0.25)	$0.69	$(1.14)	$1.22
Diluted	$(0.25)	$0.65	$(1.14)	$1.15

Income per share from discontinued operations:
Basic	$-	$-	$0.37	$-
Diluted	$-	$-	$0.37	$-

Net income (loss) per share:
Basic	$(0.25)	$0.69	$(0.77)	$1.22
Diluted	$(0.25)	$0.65	$(0.77)	$1.15

Weighted average shares outstanding:
Basic	61,220	70,131	60,908	69,873
Diluted	61,220	74,960	60,908	74,494

	Three months ended		Nine months ended
	June 27,	July 3,	June 27,	July 3,
Supplemental financial data (continuing operations):	2009	2010	2009	2010

Depreciation and amortization	$4,893	$4,336	$15,608	$13,258

Capital expenditures	$1,053	$1,265	$4,399	$3,371

Equity-based compensation expense:
Cost of sales	$40	$44	$39	$140
Selling, general and administrative	499	1,231	248	3,218
Research and development	237	334	475	1,064
Total equity-based compensation expense	$776	$1,609	$762	$4,422

	As of
	June 27,	July 3,
	2009	2010

Backlog of orders	$38,000	$264,000

Number of employees	2,144	2,953	(1)

* As adjusted for ASC No. 470.20, Debt, Debt With Conversion Options.
(1) - Increase primarily due to manufacturing headcount

KULICKE & SOFFA INDUSTRIES, INC.
CONSOLIDATED BALANCE SHEETS
(In thousands)
(Unaudited)

	October 3,	July 3,
	2009 *	2010
ASSETS

CURRENT ASSETS
Cash and cash equivalents	$144,560	$162,840
Restricted cash	281	226
Accounts and notes receivable, net of allowance for doubtful
accounts of $1,378 and $507, respectively	95,779	151,583
Inventories, net	41,489	68,833
Prepaid expenses and other current assets	11,566	13,956
Deferred income taxes	1,786	1,783

TOTAL CURRENT ASSETS	295,461	399,221

Property, plant and equipment, net	36,046	29,715
Goodwill	26,698	26,698
Intangible assets	48,656	41,497
Other assets	5,774	9,347

TOTAL ASSETS	$412,635	$506,478

LIABILITIES AND SHAREHOLDERS' EQUITY

CURRENT LIABILITIES
Current portion of long term debt	$48,964	$-
Accounts payable	39,908	80,326
Accrued expenses and other current liabilities	32,576	38,197
Income taxes payable	1,612	894

TOTAL CURRENT LIABILITIES	123,060	119,417

Long term debt	92,217	96,861
Deferred income taxes	16,282	16,864
Other liabilities	10,273	9,330

TOTAL LIABILITIES	241,832	242,472

SHAREHOLDERS' EQUITY
Common stock, no par value	413,092	420,370
Treasury stock, at cost	(46,356)	(46,356)
Accumulated deficit	(197,812)	(111,731)
Accumulated other comprehensive income	1,879	1,723

TOTAL SHAREHOLDERS' EQUITY	170,803	264,006

TOTAL LIABILITIES AND
SHAREHOLDERS' EQUITY	$412,635	$506,478

 *  As adjusted for ASC No. 470.20, Debt, Debt With Conversion Options.

KULICKE & SOFFA INDUSTRIES, INC.
CONSOLIDATED STATEMENTS OF CASH FLOWS
(In thousands)
(Unaudited)

	Three months ended		Nine months ended
	June 27, 2009	July 3, 2010	June 27, 2009	July 3, 2010

Net cash provided by (used in) continuing operations	$(11,412)	$27,658	$(41,245)	$67,977
Net cash used in discontinued operations	(481)	(582)	(1,699)	(1,488)
Net cash provided by (used in) operating activities	$(11,893)	$27,076	$(42,944)	$66,489

Net cash provided by (used in) investing activities, continued operations	(1,005)	(1,275)	(52,894)	642
Net cash provided by (used in) investing activities, discontinued operations	-	-	149,857	(1,838)
Net cash provided by (used in) investing activities	$(1,005)	$(1,275)	$96,963	$(1,196)

Net cash provided by (used in) financing activities, continued operations	51	(47,304)	(84,304)	(47,121)
Effect of exchange rate changes on cash and cash equivalents	(73)	262	40	108
Changes in cash and cash equivalents	$(12,920)	$(21,241)	$(30,245)	$18,280
Cash and cash equivalents, beginning of period	127,607	184,081	144,932	144,560
Cash and cash equivalents, end of period	$114,687	$162,840	$114,687	$162,840

Short-term investments & restricted cash	2,598	226	2,598	226
Total cash, cash equivalents, restricted cash and short-term investments	$117,285	$163,066	$117,285	$163,066

KULICKE & SOFFA INDUSTRIES, INC.
CONSOLIDATED STATEMENTS OF OPERATIONS - SUMMARY
COMPARISON OF GAAP RESULTS TO NON-GAAP MEASURES
(In thousands, except share amounts)
(Unaudited)

	Three months ended	Three months ended	Nine months ended	Nine months ended
	June 27,	July 3,	June 27,	July 3,
	2009 *	2010	2009 *	2010

	(GAAP results)

Net revenue	$52,076	$221,254	$114,724	$503,507
Gross profit	19,669	99,184	41,642	223,329
Income (loss) from operations	(14,482)	50,052	(81,564)	91,360
Income (loss) from continuing operations, net of tax	(15,262)	49,083	(69,377)	86,081

Weighted average shares outstanding
Basic	61,220	70,131	60,908	69,873
Diluted	61,220	74,960	60,908	74,494

Income (loss) per share from continuing operations
Basic	$(0.25)	$0.69	(1.14)	$1.22
Diluted	$(0.25)	$0.65	$(1.14)	$1.15

	(Non-GAAP measures)

Net revenue	$52,076	$221,254	$114,724	$503,507
Gross profit	19,709	99,228	41,681	223,469
Income (loss) from operations	(11,802)	55,092	(59,286)	104,592
Income (loss) from continuing operations, net of tax	(12,010)	55,643	(59,533)	104,050

Weighted average shares outstanding, continuing operations
Basic	61,220	70,131	60,908	69,873
Diluted	61,220	74,960	60,908	74,494

Income (loss) per share from continuing operations
Basic	$(0.20)	$0.79	$(0.98)	$1.48
Diluted	$(0.20)	$0.74	$(0.98)	$1.39

 *  As adjusted for ASC No. 470.20, Debt, Debt With Conversion Options.

KULICKE & SOFFA INDUSTRIES, INC.
OPERATING RESULTS BY BUSINESS SEGMENT - SUMMARY
COMPARISON OF GAAP RESULTS TO NON-GAAP MEASURES
(In thousands)
(Unaudited)

		Expendable
	Equipment	Tools
	Segment	Segment	Consolidated

Fiscal 2010:

Three months ended July 3, 2010
	(GAAP results)

Net revenue	$202,185	$19,069	$221,254
Gross profit	88,016	11,168	99,184
Income from operations	46,768	3,284	50,052

	(Non-GAAP measures)

Net revenue	$202,185	$19,069	$221,254
Gross profit	88,051	11,177	99,228
Income from operations	50,486	4,606	55,092

Nine months ended July 3, 2010
	(GAAP results)

Net revenue	$450,135	$53,372	$503,507
Gross profit	191,355	31,974	223,329
Income from operations	81,809	9,551	91,360

	(Non-GAAP measures)

Net revenue	$450,135	$53,372	$503,507
Gross profit	191,467	32,002	223,469
Income from operations	91,631	12,961	104,592

Fiscal 2009:

Three months ended June 27, 2009
	(GAAP results)

Net revenue	$37,544	$14,532	$52,076
Gross profit	11,932	7,737	19,669
Income (loss) from operations	(16,861)	2,379	(14,482)

	(Non-GAAP measures)

Net revenue	$37,544	$14,532	$52,076
Gross profit	11,962	7,747	19,709
Income (loss) from operations	(15,686)	3,884	(11,802)

Nine months ended June 27, 2009
	(GAAP results)

Net revenue	$78,180	$36,544	$114,724
Gross profit	23,347	18,295	41,642
Income (loss) from operations	(81,869)	305	(81,564)

	(Non-GAAP measures)

Net revenue	$78,180	$36,544	$114,724
Gross profit	23,412	18,269	41,681
Income (loss) from operations	(66,378)	7,092	(59,286)

KULICKE & SOFFA INDUSTRIES, INC.
CONSOLIDATED STATEMENTS OF OPERATIONS
RECONCILIATION OF GAAP RESULTS TO NON-GAAP MEASURES
(In thousands, except share amounts)
(Unaudited)

	Three months ended		Three months ended		Nine months ended		Nine months ended
	June 27,	% of	July 3,	% of	June 27,	% of	July 3,	% of
	2009 *	Revenue	2010	Revenue	2009 *	Revenue	2010	Revenue

Net revenue (GAAP results)	$52,076		$221,254		$114,724		$503,507
Net revenue (Non-GAAP measures)	52,076		221,254		114,724		503,507

Gross profit (GAAP results)	19,669	37.8%	99,184	44.8%	41,642	36.3%	223,329	44.4%
- Equity-based compensation expense	40		44		39		140
Gross profit (Non-GAAP measures)	19,709	37.8%	99,228	44.8%	41,681	36.3%	223,469	44.4%

Income (loss) from operations (GAAP results)	(14,482)	-27.8%	50,052	22.6%	(81,564)	-71.1%	91,360	18.1%
- Amortization of intangibles	2,783		2,386		8,311		7,160
- Restructuring	567		1,045		9,730		1,650
- Impairment of goodwill	-		-		2,709		-
- Equity-based compensation expense	776		1,609		762		4,422
- Switzerland pension plan curtailment	(1,446)		-		(1,446)		-
- Tax settlement expense	-		-		2,212		-
Income (loss) from operations (Non-GAAP measures)	(11,802)	-22.7%	55,092	24.9%	(59,286)	-51.7%	104,592	20.8%

Income (loss) from continuing operations, net of tax (GAAP results)	(15,262)	-29.3%	49,083	22.2%	(69,377)	-60.5%	86,081	17.1%
- Total non-GAAP adjustments to income (loss) from continuing operations	2,680		5,040		22,278		13,232
- Gain on extinguishment of debt	-		-		(3,965)		-
- Non cash interest expense	1,648		1,768		4,918		5,235
- Net tax settlement benefit and other tax adjustments	(1,047)		-		(13,201)		-
- Tax effect of non-GAAP adjustments	(29)		(248)		(186)		(498)
Income (loss) from continuing operations, net of tax (Non-GAAP measures)	(12,010)	-23.1%	55,643	25.1%	(59,533)	-51.9%	104,050	20.7%

Weighted average shares outstanding (GAAP & Non-GAAP)
Basic	61,220		70,131		60,908		69,873
Diluted	61,220		74,960		60,908		74,494

Income (loss) per share from continuing operations (GAAP results)
Basic	$(0.25)		$0.69		$(1.14)		$1.22
Diluted	$(0.25)		$0.65		$(1.14)		$1.15

Adjustments to net income (loss) per share
Basic	$0.05		$0.10		$0.16		$0.26
Diluted	$0.05		$0.09		$0.16		$0.24

Income (loss) per share from continuing operations (Non-GAAP measures)
Basic	$(0.20)		$0.79		$(0.98)		$1.48
Diluted	$(0.20)		$0.74		$(0.98)		$1.39

 *  As adjusted for ASC No. 470.20, Debt, Debt With Conversion Options.

KULICKE & SOFFA INDUSTRIES, INC.
OPERATING RESULTS BY BUSINESS SEGMENT
RECONCILIATION OF GAAP RESULTS TO NON-GAAP MEASURES
(In thousands)
(Unaudited)

			Expendable
	Equipment	% of	Tools	% of
	Segment	Revenue	Segment	Revenue	Consolidated

Fiscal 2010:

Three months ended July 3, 2010

Net revenue (GAAP results)	$202,185		$19,069		$221,254
Net revenue (Non-GAAP measures)	202,185		19,069		221,254

Gross profit (GAAP results)	88,016	43.5%	11,168	58.6%	99,184
- Equity-based compensation expense	35		9		44
Gross profit (Non-GAAP measures)	88,051	43.5%	11,177	58.6%	99,228

Income from operations (GAAP results)	46,768	23.1%	3,284	17.2%	50,052
- Amortization of intangibles	1,814		572		2,386
- Restructuring	626		419		1,045
- Equity-based compensation expense	1,278		331		1,609
Income from operations (Non-GAAP measures)	50,486	25.0%	4,606	24.2%	55,092

Nine months ended July 3, 2010

Net revenue (GAAP results)	$450,135		$53,372		$503,507
Net revenue (Non-GAAP measures)	450,135		53,372		503,507

Gross profit (GAAP results)	191,355	42.5%	31,974	59.9%	223,329
- Equity-based compensation expense	112		28		140
Gross profit (Non-GAAP measures)	191,467	42.5%	32,002	60.0%	223,469

Income from operations (GAAP results)	81,809	18.2%	9,551	17.9%	91,360
- Amortization of intangibles	5,442		1,718		7,160
- Restructuring	868		782		1,650
- Equity-based compensation expense	3,512		910		4,422
Income from operations (Non-GAAP measures)	91,631	20.4%	12,961	24.3%	104,592

Fiscal 2009:

Three months ended June 27, 2009

Net revenue (GAAP results)	$37,544		$14,532		$52,076
Net revenue (Non-GAAP measures)	37,544		14,532		52,076

Gross profit (GAAP results)	11,932	31.8%	7,737	53.2%	19,669
- Equity-based compensation expense	30		10		40
Gross profit (Non-GAAP measures)	11,962	31.9%	7,747	53.3%	19,709

Income (loss) from operations (GAAP results)	(16,861)	-44.9%	2,379	16.4%	(14,482)
- Amortization of intangibles	2,126		657		2,783
- Restructuring	(93)		660		567
- Equity-based compensation expense	588		188		776
- Switzerland pension plan curtailment	(1,446)		-		(1,446)
Income (loss) from operations (Non-GAAP measures)	(15,686)	-41.8%	3,884	26.7%	(11,802)

Nine months ended June 27, 2009

Net revenue (GAAP results)	$78,180		$36,544		$114,724
Net revenue (Non-GAAP measures)	78,180		36,544		114,724

Gross profit (GAAP results)	23,347	29.9%	18,295	50.1%	41,642
- Equity-based compensation expense	65		(26)		39
Gross profit (Non-GAAP measures)	23,412	29.9%	18,269	50.0%	41,681

Income (loss) from operations (GAAP results)	(81,869)	-104.7%	305	0.8%	(81,564)
- Amortization of intangibles	6,340		1,971		8,311
- Restructuring	7,206		2,524		9,730
- Impairment of goodwill	2,709		-		2,709
- Equity-based compensation expense	682		80		762
- Switzerland pension plan curtailment	(1,446)		-		(1,446)
- Tax settlement expense	-		2,212		2,212
Income (loss) from operations (Non-GAAP measures)	(66,378)	-84.9%	7,092	19.4%	(59,286)

KULICKE & SOFFA INDUSTRIES, INC.
ADJUSTED RETURN ON INVESTED CAPITAL
(In thousands)
(Unaudited)

	Three months ended
	July 3, 2010

Income from operations	$50,052
Adjustment: Depreciation and amortization (1)	4,336

Adjusted income from operations	54,388

Adjusted income from operations, annualized (4)		$217,552

Cash, cash equivalents, restricted cash and investments	$163,066
Adjustment: cash, cash equivalents, restricted cash and investments (2)	(88,066)

Adjusted cash, cash equivalents and investments		$75,000
Total assets excluding cash, cash equivalents and investments		343,412

Adjusted total assets		418,412

Total current liabilities	$119,417
Add: taxes payable (3)	1,552

Adjusted current liabilities		120,969

Adjusted net invested capital		$297,443

ROIC (4)		73.1%

(1) Depreciation and amortization are excluded from the ROIC calculation.
(2) Management estimates minimum cash requirement is $75.0 million.
(3) Adjusted current liabilities includes tax liabilities classified as current in prior periods but reclassed to long term liabilities as a result of our adoption of ASC 740.10 during the first quarter of fiscal 2008.

(4) ROIC calculated as adjusted income from operations, annualized through multiplying the current quarter's income from operations by 4, then divided by adjusted net invested capital.  Adjusted income from operations is not intended to forecast the Company's future income from operations.